UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016 (August 26, 2016)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On August 26, 2016, 34th Street Funding, LLC (“34th Street Funding”), a newly-formed, wholly-owned, special purpose financing subsidiary of CĪON Investment Corporation (“CĪON”), entered into a senior secured credit facility (the “JPM Credit Facility”) with JPMorgan Chase Bank, National Association (“JPM”), as lender and administrative agent, U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary, and CĪON Investment Management, LLC, CĪON’s investment adviser (“CIM”), as portfolio manager. The JPM Credit Facility provides for delayed-draw borrowings in an aggregate principal amount of $150,000,000, of which $25,000,000 may be funded as a revolving credit facility, each subject to compliance with a borrowing base. On August 26, 2016, 34th Street Funding drew down $57,000,000 of borrowings under the JPM Credit Facility.

 Advances under the JPM Credit Facility bear interest at a floating rate equal to the three-month London Interbank Offered Rate, plus a spread of 3.5% per year. Interest is payable quarterly in arrears. All advances under the JPM Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than August 23, 2020. 34th Street Funding may prepay advances pursuant to the terms and conditions of the loan and security agreement, subject to a 1% premium in certain circumstances. In addition, 34th Street Funding will be subject to a non-usage fee of 0.50% and 1.0% per year on the amount, if any, of the aggregate principal amount available under the JPM Credit Facility that has not been borrowed during the period from the closing date and ending on, but excluding, May 23, 2017 (the “Ramp-Up Period”) and from the termination of the Ramp-Up Period and ending on, but excluding, August 23, 2019, respectively. The non-usage fees, if any, are payable quarterly in arrears. 34th Street Funding incurred certain customary costs and expenses in connection with obtaining the JPM Credit Facility.

CĪON sold and/or contributed loans and other corporate debt securities (collectively, the “Assets”) to 34th Street Funding on the closing date pursuant to a sale and contribution agreement in exchange for 100% of the membership interests of 34th Street Funding, and will sell and/or contribute Assets to 34th Street Funding from time to time after the closing date pursuant to a master participation agreement. 34th Street Funding’s obligations to JPM under the JPM Credit Facility are secured by a first priority security interest in all of the assets of 34th Street Funding, including its portfolio of Assets. The obligations of 34th Street Funding under the JPM Credit Facility are non-recourse to CĪON, and CĪON’s exposure under the JPM Credit Facility is limited to the value of CĪON’s investment in 34th Street Funding.

34th Street Funding has appointed CIM to manage its portfolio of Assets pursuant to the terms of a portfolio management agreement. CĪON has agreed to guarantee to 34th Street Funding and JPM the performance obligations of CIM under the portfolio management agreement.

In connection with the JPM Credit Facility, 34th Street Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The JPM Credit Facility contains customary events of default for similar financing transactions, including, without limitation: (a) the failure to make any payment when due and thereafter, within one business day following the earlier of (i) 34th Street Funding becoming aware of such failure; or (ii) notice of such default is provided by JPM; (b) the insolvency or bankruptcy of 34th Street Funding, CĪON, CIM or Apollo Investment Management, L.P. (“AIM”), CĪON’s investment sub-adviser; (c) a change of control of 34th Street Funding shall have occurred; (d) CIM resigns or is terminated as portfolio manager under the portfolio management agreement; (e) AIM or an affiliate thereof ceases to be CĪON’s investment sub-adviser; and (f) the failure to satisfy the minimum net asset value of the Assets securing the JPM Credit Facility and such failure is not cured within two business days. Upon the occurrence and during the continuation of an event of default, JPM may declare the outstanding advances and all other obligations under the JPM Credit Facility immediately due and payable.

The foregoing descriptions of the JPM Credit Facility and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.5 and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Loan and Security Agreement, dated as of August 26, 2016, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CĪON Investment Management, LLC
10.2	Sale and Contribution Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation
10.3	Master Participation Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation
10.4	Portfolio Management Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Management, LLC
10.5	Guarantee of CĪON Investment Corporation dated as of August 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	September 1, 2016	By: /s/ Michael A. Reisner
Co-President and Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
10.1	Loan and Security Agreement, dated as of August 26, 2016, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CĪON Investment Management, LLC
10.2	Sale and Contribution Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation
10.3	Master Participation Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation
10.4	Portfolio Management Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Management, LLC
10.5	Guarantee of CĪON Investment Corporation dated as of August 26, 2016